UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2009

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ROTATE BLACK, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-44315	75-3225181
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

932 Spring Streets, Petoskey, Michigan 49770

(Address of Principal Executive Office) (Zip Code)

(231) 347-0777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “we”, “us”, “our”, “our company” or “Rotate Black” refer to Rotate Black, Inc., a Nevada corporation.

SECTION 4 – FINANCIAL INFORMATION

ITEM 4.01:

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT (RESIGNATION)

(a)

On September 2, 2009, Rotate Black, Inc., (the “Company”) dismissed the firm of Raich Ende Malter & Co. LLP (“Raich Ende”), which had previously been engaged as the principal independent accountant to audit the financial statements of the Company.  The Board of Directors of the Company approved the decision to dismiss Raich Ende as the Company’s independent registered public accounting firm.

Except as set forth in this paragraph, the report of Raich Ende on the Company’s financial statements for the periods ended June 3o, 2007 and 2008 and August 15, 2008 (i) did not contain an adverse opinion or disclaimer of opinion and (ii) was not qualified or modified as to uncertainty, audit scope or accounting principles.  The report of Raich Ende on the Company’s financial statements for the periods from inception (August 2, 2006) through June 30, 2007, the year ended June 30, 2008 and the period July 1, 2008 through August 15, 2008 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern because in Raich Ende’s opinion, the Company will need additional working capital for its planned activity and to service its debt.

From September 17, 2008 to September 2, 2009 (the “Period of Engagement”), there were no disagreements between Raich Ende and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Raich Ende’s satisfaction, would have caused Raich Ende to make a reference to the to the subject matter of such disagreements in connection with its reports on the Company’s financial statements during such periods.  During the Period of Engagement, there were no “reportable events” (as defined by Item 304 (a)(1)(v)(A) through (D) of Regulation S-K).

The Company has provided Raich Ende with a copy of the disclosures it is making in response to this Item 4.01. In response, Raich Ende has reviewed the disclosures contained in this Current Report on Form 8-K and has furnished the Company with a letter addressed to the SEC, stating that it agrees with the above statements, a copy of which is furnished as Exhibit 16.1 to this Current Report on Form 8-K.  By filing this letter as an exhibit as required by the Commission regulations, the Company is not necessarily indicating its agreement with the statements contained therein.

(b)

On September 2, 2009, the Company engaged Most & Company LLP (“Most”) as the Registrant’s independent registered public accounting firm for its fiscal year ended June 30, 2009 and subsequent periods.  On September 2, 2009, the Company’s Board of Directors approved the engagement of Most & Company LLP (“Most”) as the Registrant’s independent registered public accounting firm.

During the two most recent fiscal years and through September 3, 2009, the date of this Current Report on Form 8-K, neither the Company, nor anyone acting on its behalf, has consulted Most with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Most concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue as referenced in Item 304(a)(2)(i) of Regulation S-K; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01:

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of business acquired – Not required;

(b)

Pro forma financial information – Not required;

(c)

Shell Company Transactions – Not required;

(d)

Exhibits

Exhibit No.	Description

16.1	Letter, dated September 25, 2009, from Raich Ende Malter & Co. LLP to the Securities and Exchange Commission regarding change in certifying accountant of Rotate Black, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rotate Black, Inc .
(Registrant)

By:	/s/ JOHN PAULSEN
John Paulsen, Chief Executive Officer

Date:   September 25, 2009

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter, dated September 25, 2009, from Raich Ende Malter & Co. LLP to the Securities and Exchange Commission regarding change in certifying accountant of Rotate Black, Inc.